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                                                                   Exhibit 10.13

                   INTERCREDITOR AND SUBORDINATION AGREEMENT

                  This Intercreditor and Subordination Agreement (this "Agreement"), dated as of December 19, 2002 is entered into by and between U.S. Plastic Lumber Corp., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation (collectively, and together with their respective permitted successors and assigns, "Subordinated Lender") and Guaranty Business Credit Corporation (together with all of its successors and assigns, "Senior Lender"), to determine the parties' respective rights, remedies and interests with respect to U.S. Plastic Lumber Ltd. ("Borrower"). This Agreement is made with respect to the following facts:

                           A. Subordinated Lender is a creditor of Borrower as a result of Subordinated Lender extending or committing in the future to extend credit to Borrower which may be evidenced by promissory notes or book entries.

                           B. Senior Lender is extending various secured financial accommodations to Borrower for the purposes of, among others, providing working capital. However, Senior Lender is unwilling to provide such financial accommodations unless Subordinated Lender subordinates its claims in the manner set forth below. Subordinated Lender hereby acknowledges and affirms that Senior Lender's financial accommodations to Borrower constitute valuable consideration to Subordinated Lender.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, and to induce Senior Lender to extend such financial accommodations to Borrower as it may determine, and to better secure Senior Lender with respect to the foregoing, the parties hereby agree as follows:

                  1.       Subordination and Standby.

                           a.       Indebtedness. Except as set forth in
Section 2 of this Agreement, unless and until all Senior Indebtedness (as herein defined) has been fully paid and satisfied in cash, Subordinated Lender shall not accept or receive, by setoff or in any other manner, from Borrower the whole or any part of any sums which may now or hereafter be owing to Subordinated Lender by Borrower, or any of its predecessors, successors or assigns, including, without limitation, a receiver, trustee or debtor in possession (the term "Borrower" shall hereinafter include any such predecessors, successors or assigns) under or in connection with the Subordinated Indebtedness (as herein defined);

                           b.       Liens and Security Interests. Subordinated
Lender hereby represents and warrants that it does not have and will not accept any liens or security interests against any assets of Borrower or any other assets securing the Subordinated Indebtedness, if any, whether now existing or hereafter granted or arising and, to the extent that Subordinated Lender obtains any lien or security interest against such assets in violation hereof, such lien or security interest shall in each case be subordinate to the rights, liens and interests held by Senior Lender with respect to the Senior Indebtedness. Accordingly, except as set forth in Section 2 of
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this Agreement, unless and until all of the Senior Indebtedness has been fully paid and satisfied in cash:

                                    (1)     Subordinated Lender shall not
         commence, prosecute or participate in any other action, whether private, judicial, equitable, administrative or otherwise, including, without limitation, any bankruptcy case against Borrower or any of its assets, provided that, as more fully set forth in Section 7 hereof, Subordinated Lender may file a proof of claim in a bankruptcy or insolvency proceeding involving Borrower, which proof of claim shall indicate Subordinated Lender's subordination hereunder; and

                                    (2)     Subordinated Lender shall have no
         right either to enforce any security interests in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise.

                           c.       "Senior Indebtedness". The term "Senior
Indebtedness" shall mean, collectively, (i) all indebtedness and other obligations of Borrower now or hereafter existing under that certain Loan and Security Agreement dated December 19, 2002 between Borrower and Senior Lender (the "Loan Agreement"), and all other documents, instruments and agreements executed by Borrower with or in favor of Senior Lender in connection therewith, as they may be amended, supplemented, extended, renewed, modified or restated from time to time, whether for principal, premium, interest (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses, indemnities or otherwise; and (ii) all other indebtedness for credit extended by Senior Lender to Borrower from time to time, whether for principal, premium, interest (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses, indemnities or otherwise.

                           d.       "Subordinated Indebtedness". The term
"Subordinated Indebtedness" shall mean, collectively, all indebtedness and other obligations of Borrower to Subordinated Lender, whether or not such indebtedness is evidenced by a note or any other document, instrument, or agreement, whether the sums represent principal, interest, dividends, costs, attorneys' fees, charges, or other obligations due or not due, whether incurred directly or indirectly and whether absolute or contingent.

                  2. Permitted Payments. Subject to the conditions set forth herein, Borrower may pay to Subordinated Lender, and Subordinated Lender may accept or receive and shall not be required to hold in trust, those payments from Borrower to Subordinated Lender which are expressly permitted under the Loan Agreement and subject to the conditions thereof (collectively, the "Permitted Payments"). Subordinated Lender agrees that prepayments of the Subordinated Indebtedness or payments resulting from either the breach of any covenant or warranty with respect to the Subordinated Indebtedness or the acceleration of any amounts due thereunder shall not be Permitted Payments for the purpose of this Agreement.

                  3. Modifications of Indebtedness. Senior Lender shall have the right, without notice to Subordinated Lender, to amend, supplement or modify the Senior Indebtedness, in any manner whatsoever, including, without limitation, any extensions or shortening of time of

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payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, and any increase in the amount of the Senior Indebtedness, and Subordinated Lender consents and agrees to any such amendment, supplement or modification.

                  4. Subordinated Indebtedness Owed Only to Subordinated Lender. Subordinated Lender warrants and represents that it has not previously assigned any interest in the Subordinated Indebtedness, that no other party owns an interest in any of the Subordinated Indebtedness (whether as joint holders, participants or otherwise) (other than Permitted Encumbrances), and that the entire Subordinated Indebtedness is owing only to Subordinated Lender.

                  Subordinated Lender covenants and agrees that the entire Subordinated Indebtedness shall continue to be owing only to it; provided that Subordinated Lender may assign some or all of its interest in the Subordinated Indebtedness after the assignee has executed and delivered to Senior Lender an agreement subordinating, in the manner set forth herein, all rights, remedies and interests with respect to the assigned Subordinated Indebtedness.

                  Subordinated Lender further warrants and represents that the only indebtedness owing by Borrower to it is the Subordinated Indebtedness; that to the best of its knowledge as of the date hereof, there is no default or breach with respect to any of such indebtedness; and, specifically, that nothing herein contained and nothing contained in any other document, instrument or agreement with or in favor of Senior Lender constitutes a default or breach with respect to any of such indebtedness.

                  5. Payments Received by Subordinated Lender. Except as provided in Section 2 hereof, if any payment, distribution or any collateral proceeds thereof is received by Subordinated Lender from Borrower with respect to the Subordinated Indebtedness prior to the satisfaction in full of all the Senior Indebtedness in cash, Subordinated Lender shall receive and hold the same in trust as trustee for the benefit of Senior Lender and shall forthwith deliver such assets to Senior Lender in precisely the form received (except for the endorsement or assignment by Subordinated Lender where necessary), for application on any of the Senior Indebtedness, due or not due. In the event of the failure of Subordinated Lender to make any such endorsement or assignment to Senior Lender, Senior Lender and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment.

                  6. Claims in Bankruptcy. In the event of any bankruptcy, assignment for the benefit of creditors or similar proceedings against Borrower, Subordinated Lender shall file all claims it may have against Borrower, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been paid in full in cash. If Subordinated Lender fails to file such claims as requested by Senior Lender, Senior Lender may file such claims on Subordinated Lender's own behalf.

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                  7.       Postpetition Financing; Liens. In the event of any
bankruptcy case against Borrower or any of the assets of Borrower, Subordinated Lender hereby expressly consents to the granting by Borrower to Senior Lender of senior liens and priorities in connection with any post-petition financing of Borrower by Senior Lender.

                  8. Sale of Assets. In the event of a sale of some or all of the assets of Borrower, Subordinated Lender agrees to release its security interest, if any, in such assets, or any of them, upon the request of Lender; provided that such assets are sold for fair value with the net proceeds being applied to the Senior Indebtedness, whether or not Subordinated Lender will receive any proceeds from such sale.

                  9. Additional Remedies. If Subordinated Lender violates any of the terms of this Agreement, in addition to any remedies in law, equity or otherwise, Senior Lender may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Subordinated Lender.

                  10. Subordinated Lender's Waivers. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Subordinated Lender expressly waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and agrees that Senior Lender has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens or security interests held in connection therewith.

                  Subordinated Lender agrees that Senior Lender shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Lender may now or hereafter have in or to any assets. Senior Lender shall have no liability to Subordinated Lender as a result of any and all lawful actions which Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of its liens or security interest, actions with respect to the occurrence of a Default, actions with respect to the foreclosure upon, sale, release or failure to realize upon, any of its collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect Senior Lender's rights to deficiency or Subordinated Lender's rights of subrogation or reimbursement.

                  Senior Lender may, from time to time, enter into agreements and settlements with Borrower as it may determine, including, without limitation, any substitution of collateral, any release of any lien or security interest and any release of Borrower. Subordinated Lender waives any and all rights it may have to require Senior Lender to marshall assets.

                  11. Waivers. No waiver shall be deemed to be made by Senior Lender or Subordinated Lender of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance

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involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

                  12. Information Concerning Financial Condition. Subordinated Lender hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness, and agrees that Senior Lender shall have no duty to advise it of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinated Lender, Senior Lender shall be under no obligation (i) to provide any such information to Subordinated Lender on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its commercial finance practices, Senior Lender wishes to maintain confidential.

                  13. Third Party Beneficiaries. This Agreement is solely for the benefit of Senior Lender, Subordinated Lender and their respective successors and assigns, and neither Borrower nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Senior Lender and Subordinated Lender shall have the right to modify or terminate this Agreement at any time without notice to or approval of Borrower or any other person or persons.

                  Nothing in this Agreement is intended to or shall impair, as between Borrower and its creditors other than Senior Lender and Subordinated Lender, the obligation of Borrower, which is absolute and unconditional, to pay to Subordinated Lender the principal of and interest constituting the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of Subordinated Lender and creditors of Borrower other than Senior Lender.

                  Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to Senior Lender, Senior Lender may assign its rights and remedies hereunder to such third party, and such third party shall be deemed to be Senior Lender for all purposes of this Agreement. If a determination is made in favor of any third party, including, without limitation, a trustee in bankruptcy, that Senior Lender's liens or security interests are invalid, avoidable or unperfected, the subordination set forth in
Section 1 hereinabove shall be deemed null and void, but only to the extent of such invalidity, avoidability and imperfection.

                  14. Notices. For the purposes of this Agreement, written notices shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below its signature line, or such other address specified by the party with like notice. Notices shall be deemed received three (3) business days after deposit in the U.S. mail, if sent by first class mail; upon the date set forth in the return receipt, if by certified mail; on the day of confirmation of delivery by the recipient, if by facsimile; or on the day of transmittal by personal delivery.

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                  15.      Costs and Attorneys' Fees. If there is any claim or
controversy litigated in any lawsuit between any of the parties hereto in connection with this Agreement, the prevailing parties in the lawsuit shall be entitled to recover from the other parties their reasonable costs and attorneys' fees.

                  16. Consent to Jurisdiction; Additional Waivers. Subordinated Lender and Senior Lender each consents to the jurisdiction of any state or federal court located within Los Angeles County, California. Subordinated Lender waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 16 of this Agreement. Subordinated Lender and Senior Lender each waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within Los Angeles County, California. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

                  17. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of California, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of California.

                  18. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof.

                  19. Integrated Agreement. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

                  20. Authority. Each of the signatories hereto certifies that such party has all necessary authority to execute this Agreement.

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                  23.      Counterparts. This Agreement may be executed in one
or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                         "Subordinated Lender"

                                         U.S. PLASTIC LUMBER CORP.


                                         By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                         Name:  Bruce C. Rosetto
                                         Title: General Counsel and Secretary

                                         Address for notices:

                                         2300 Glades Road, Suite 440 West
                                         Boca Raton, Florida 33431

                                         U.S. PLASTIC LUMBER FINANCE CORPORATION

                                         By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                         Name:  Bruce C. Rosetto
                                         Title: Vice President and Secretary

                                         Address for notices:

                                         2300 Glades Road, Suite 440 West
                                         Boca Raton, Florida 33431

                                         U. S. PLASTIC LUMBER IP CORPORATION

                                         By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                         Name:  Bruce C. Rosetto
                                         Title: President and Secretary

                                         Address for notices:

                                         2300 Glades Road, Suite 440 West
                                         Boca Raton, Florida 33431
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                                         "Senior Lender"

                                         GUARANTY BUSINESS CREDIT CORPORATION

                                         /s/ Ronald S. Montgomery
                                         ------------------------------------
                                         By: Ronald S. Montgomery
                                         Title: Senior Vice President

                                         Address for notices:
                                         333 South Grand Ave, Suite 1650
                                         Los Angeles, California 90071

All of the foregoing is consented and agreed to as of the date first set forth above:

"Borrower"

U.S. PLASTIC LUMBER LTD.

By: /s/ Bruce C. Rosetto
    --------------------------------
Name:  Bruce C. Rosetto
Title: Secretary